Debt	3 Months Ended	6 Months Ended
	Dec. 31, 2013	Jun. 30, 2014
Debt Disclosure [Abstract]
Debt
5.	NOTE PAYABLE

Subordinated Note

Effective September 19, 2013 the Partnership issued a subordinated note to Diamondback for the principal sum of $440 million for the royalty interest acquisition discussed in Note 3. The note bears interest at 7.625% per annum. Interest is due and payable monthly in arrears on the first business day of each calendar month. The unpaid principal balance and all accrued interest on the note are due and payable in full on October 1, 2021. Any indebtedness evidenced by this note is subordinate in the right of payment to any indebtedness outstanding under the Diamondback revolving credit facility. As of December 31, 2013 there was $440 million outstanding under this note and the Partnership owed $9.7 million of accrued interest which is included in accounts payable-related party in the accompanying balance sheet.

5.	DEBT

Credit Facility-Wells Fargo Bank

On July 8, 2014, the Partnership entered into a secured revolving credit agreement with Wells Fargo Bank, National Association, or Wells Fargo, as the administrative agent, sole book runner and lead arranger. The credit agreement provides for a revolving credit facility in the maximum amount of $500.0 million, subject to scheduled semi-annual and other elective collateral borrowing base redeterminations based on the Partnership’s oil and natural gas reserves and other factors (the “borrowing base”). The borrowing base is scheduled to be re-determined semi-annually with effective dates of April 1st and October 1st. In addition, the Partnership may request up to three additional redeterminations of the borrowing base during any 12-month period. As of July 8, 2014, the borrowing base was set at $110.0 million, and Wells Fargo was the only lender under the credit agreement, with a maximum credit amount of $55.0 million. Under the credit agreement, the commitment of the lenders is equal to the lessor of the aggregate maximum credit amounts of the lenders and the borrowing base. As of August 6, 2014, the borrowing base and the commitment were $110.0 million with Wells Fargo as the only lender under the credit agreement. The Partnership had outstanding borrowings of $68.0 million as of August 12, 2014.

The outstanding borrowings under the credit agreement bear interest at a rate elected by the Partnership that is based on the prime rate or LIBOR plus margins ranging from 0.50% for prime-based loans and 1.50% for LIBOR loans to 1.50% for prime-based loans and 2.50% for LIBOR loans, in each case depending on the amount of the loan outstanding in relation to the borrowing base. The Partnership is obligated to pay a quarterly commitment fee ranging from 0.375% to 0.500% per year on the unused portion of the borrowing base, which fee is also dependent on the amount of the loan outstanding in relation to the borrowing base. Loan principal may be optionally repaid from time to time without premium or penalty (other than customary LIBOR breakage), and is required to be paid (a) if the loan amount exceeds the borrowing base, whether due to a borrowing base redetermination or otherwise (in some cases subject to a cure period) and (b) at the maturity date of July 8, 2019. The loan is secured by substantially all of the assets of the Partnership and its subsidiaries.

The credit agreement contains various affirmative, negative and financial maintenance covenants. These covenants, among other things, limit additional indebtedness, additional liens, sales of assets, mergers and consolidations, dividends and distributions, transactions with affiliates and entering into certain swap agreements and require the maintenance of the financial ratios described below.

Financial Covenant	Required Ratio
Ratio of total debt to EBITDAX	Not greater than 4.0 to 1.0
Ratio of current assets to liabilities, as defined in the credit agreement	Not less than 1.0 to 1.0

EBITDAX will be annualized beginning with the quarter ending September 30, 2014 and ending with the quarter ended March 31, 2015

The covenant prohibiting additional indebtedness allows for the issuance of unsecured debt of up to $250.0 million in the form of senior unsecured notes and, in connection with any such issuance, the reduction of the borrowing base by 25% of the stated principal amount of each such issuance. A borrowing base reduction in connection with such issuance may require a portion of the outstanding principal of the loan to be repaid.

The lenders may accelerate all of the indebtedness under the Partnership’s revolving credit facility upon the occurrence and during the continuance of any event of default. The credit agreement contains customary events of default, including non-payment, breach of covenants, materially incorrect representations, cross-default, bankruptcy and change of control. There are no cure periods for events of default due to non-payment of principal and breaches of negative and financial covenants, but non-payment of interest and breaches of certain affirmative covenants are subject to customary cure periods.

Subordinated Note

Effective September 19, 2013, the Predecessor issued a subordinated note to Diamondback for the principal sum of $440.0 million for the royalty interest acquisition discussed in Note 3. In connection with the IPO, the subordinated note was converted to equity. The note bore interest at 7.625% per annum. Interest was due and payable monthly in arrears on the first business day of each calendar month. The unpaid principal balance and all accrued interest on the note were due and payable in full on October 1, 2021. Any indebtedness evidenced by this note was subordinate in the right of payment to any indebtedness outstanding under the Diamondback revolving credit facility. Prior to the completion of the IPO, there was $437.1 million of principal and interest outstanding under this note. We owed $9.7 million of accrued interest as of December 31, 2013, which is included in accounts payable—related party in the accompanying balance sheets